MANAGED PORTFOLIO SERIES

TorrayResolute Small/Mid Cap Growth Fund (the “Fund”)

Investor Class
(Trading Symbol: TRSDX)

Institutional Class
(Trading Symbol: TRSMX)

Supplement dated January 26, 2018 to:

Prospectus dated April 30, 2017

The information under “Purchase and Sale of Fund Shares” on page 5 of the Fund’s Prospectus is deleted and replaced with the following:

You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (TorrayResolute Small/Mid Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 844-406-4960, by wire transfer, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below. The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investments	Minimum Subsequent Investments
Investor Class	$1,000	$100
Institutional Class	$100,000	$100

The fourth paragraph under “How to Purchase Fund Shares” on page 12 of the Fund’s Prospectus is deleted and replaced with the following:

Investment Minimums.  The minimum initial investment amount is $1,000 for the Investor Class and $100,000 for the Institutional Class.  The minimum investment amount for subsequent investments is $100 for both classes.  The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Thank you for your investment. If you have any questions, please call the Fund toll-free at
844-406-4960.

This supplement should be retained with your Prospectus for future reference.